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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest reported): May 7, 2003


                                W3 GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-27083               84-1108035
----------------------------     ------------------------   -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)


               444 Madison Avenue, Suite 2904, New York, NY 10022
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                    (Address of Principal Executive Offices)


                                (212) 750-7878
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

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Item 5.  Other Events

     Effective May 7, 2003, W3 Group, Inc. (the "Registrant") has changed its domicile from the State of Colorado to the State of Delaware. This change in its state of incorporation had been previously approved by a vote of the requisite number of holders of the Registrant's outstanding shares of common stock.

     Upon the effective time of the change of domicile to the State of Delaware, the Registrant merged into W3 Group, Inc., a Delaware corporation, and is continuing its business as a Delaware corporation. The change of domicile will not result in any change in the Registrant's name, business, or financial position, will not cause the Registrant's corporate headquarters or other facilities to be moved and will not result in any relocation of management.

     Shareholders are not required to undertake an exchange of the Registrant's shares. Certificates for the Registrant's shares outstanding immediately prior to the merger will continue to represent shares in the Delaware corporation following the merger.

     The Certificate of Incorporation of W3 Group, Inc. Delaware as in effect on the date hereof shall be the Certificate of Incorporation of W3 Group, Inc. Delaware on the Effective Date without change unless and until amended in accordance with applicable law.

     The By Laws of W3 Group, Inc. Delaware shall be the By Laws of W3 Group, Inc. Delaware as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)   Exhibits

Exhibit 2.1 Agreement of Merger between W3 Group, Inc., a Delaware Domestic Corporation and W3 Group, Inc., a Colorado Corporation


                                   SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 19, 2003                      W3 GROUP, INC., A Delaware Corporation
                                        ---------------------------------------
                                        (Registrant)

                                        By: /s/ Robert Gordon
                                            -----------------------------------
                                            Robert Gordon
                                            Acting President